 Exhibit 99.1

OMNIBUS AMENDMENT TO LOAN DOCUMENTS

Loan No. 58-0203382

THIS OMNIBUS AMENDMENT TO LOAN DOCUMENTS (this “Amendment”), dated as of July 2, 2010, by and among MAGUIRE PROPERTIES – 555 W. FIFTH, LLC and MAGUIRE PROPERTIES – 350 S. FIGUEROA, LLC (collectively, and together with their permitted successors and assigns, “Borrower”), MPG OFFICE, L.P. (f/k/a Maguire Properties, L.P.) (in its capacity as manager, together with its permitted successors and assigns, “Manager”), MPG OFFICE, L.P. (f/k/a Maguire Properties, L.P.) (in its capacity as guarantor, together with its permitted successors and assigns, “Guarantor”), and BANK OF AMERICA, NATIONAL ASSOCIATION, AS SUCCESSOR BY MERGER TO LASALLE BANK NATIONAL ASSOCIATION AS TRUSTEE FOR THE REGISTERED HOLDERS OF J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES TRUST, COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-LDP8 (together with its successors and assigns, “Lender”).

W I T N E S S E T H:

WHEREAS, Nomura Credit & Capital, Inc. (“Originating Lender”) made a loan in the original principal amount of $458,000,000.00 (the “Loan”) to Borrower, which Loan is currently evidenced, inter alia, by that certain Loan Agreement (the “Loan Agreement”), dated as of August 7, 2006, by and among Originating Lender and Borrower, that certain Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (the “Deed of Trust”), dated as of August 7, 2006, by and among Borrower, First American Title Insurance Company, and Originating Lender, that certain Promissory Note A-1 (the “A-1 Note”), dated August 7, 2006, in the amount of $229,000,000, by Borrower in favor of Originating Lender, that certain Promissory Note A-2 (the “A-2 Note” and together with the A-1 Note, the “Notes”),  dated August 7, 2006, in the amount of $229,000,000, by Borrower in favor of Originating Lender, and all other documents and instruments executed by Borrower and/or others from time to time to evidence and/or secure the Loan (this Amendment, the Loan Agreement, the Deed of Trust and such other documents and instruments, each as amended from time to time, are herein collectively referred to as the “Loan Documents”);

WHEREAS, Lender is the current owner and holder of the A-1 Note, and the holder of title to the Loan Documents (other than the A-2 Note), and Lender is authorized to service the Loan as a whole, on behalf of the holders of the Notes;

WHEREAS, Guarantor is the guarantor under that certain Guaranty Agreement (the “Guaranty”), dated as of August 7, 2006, in favor of Originating Lender, given in connection with the Loan;

WHEREAS, Borrower has requested Lender’s consent to that certain Amended and Restated Office Lease (the “Amended Lease”), dated as of May 12, 2010, by and between Maguire Properties – 555 W. Fifth, LLC, (“Landlord”), and Southern California Gas Company (“Tenant”), and Borrower has requested that Lender execute that certain Subordination

Agreement and Estoppel, Non-Disturbance and Attornment Agreement (the “SNDA”), dated as of June 30, 2010, by and among Lender, Tenant and Landlord; and

WHEREAS, Lender has agreed to consent to the Amended Lease, and to execute the SNDA, in each case subject to the execution and delivery of this Amendment, the satisfaction of the conditions set forth herein, and performance of the obligations contained herein;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Manager, Guarantor and Lender hereby agree as follows:

1. Representations and Warranties.

(a) Representations by Borrowers.  Borrower hereby represents and warrants to Lender (a) that, upon the execution of this Amendment, there is no Event of Default under the Loan Documents, and there is no event which, but for the giving of notice or the passage of time, or both, would be an Event of Default, and (b) that each of the representations and warranties contained in the Loan Documents is true and correct as of the date hereof (except to the extent that any such representation is only required by its express terms to be true as of the date it was originally made, and except with respect to the representations and warranties contained in Sections 4.1.26(b), 4.1.38 and 4.1.39 of the Loan Agreement, or in the first, fourth, seventh, ninth and eleventh sentences of Section 4.1.26(a) of the Loan Agreement).

(b) Representations by Lender.  Lender hereby represents and warrants to Borrower that Lender’s execution of this Amendment shall be (subject to the terms hereof) binding on the holders of the Notes.

2. Conditions Precedent.  Notwithstanding anything herein to the contrary, no consent or agreement by Lender contained in this Amendment or any other documents executed by Lender in connection herewith shall become effective for any purpose unless and until all of the following conditions precedent have been satisfied: (a) Borrower shall deliver to Lender a fully executed copy of the Amended Lease, together with all exhibits and schedules thereto, and fully executed copies of all instruments and agreements executed in connection therewith, and (b) Borrower shall have paid all of Lender’s costs and expenses, including attorneys’ fees, incurred in connection with the modifications contemplated hereby.

3. Amendment to Loan Agreement.

(a) Definitions.

(i) The following defined terms are hereby added to Section 1.1 of the Loan Agreement:

(A) “Debt Service Reserve Account” shall have the meaning set forth in Section 7.9.1 hereof.

(B) “Debt Service Reserve Funds” shall have the meaning set forth in Section 7.9.1 hereof.

(C) “Gas Company Tenant Improvement Allowances” shall mean any “Tenant Improvement Allowance” as such term is defined in the Gas Company Lease.

(D) “Gas Company TI Allowance Reserve Account” shall have the meaning set forth in Section 7.8.1(c) hereof.

(E) “Gas Company TI Allowance Reserve Funds” shall have the meaning set forth in Section 7.8.1(c) hereof.

(ii) The following definitions are hereby deleted in their entirety from Section 1.1 of the Loan Agreement, and replaced with the following:

(A) The definition of the term “Gas Company Lease” is hereby deleted in its entirety and replaced with:  “‘Gas Company Lease’ shall mean that certain Lease for the Gas Company Space between Gas Company, as tenant and Maguire Thomas Partners-Fifth & Grand, Ltd, a California limited partnership, Borrower’s predecessor in interest, as landlord, dated as of October 7, 1987, as amended and restated by that certain Amended and Restated Office Lease, dated as of May 12, 2010, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.”

(B) The definition of the term “Gas Company Space” is hereby deleted in its entirety and replaced with:  “‘Gas Company Space’ shall mean the space leased by Gas Company under the Gas Company Lease.”

(C) The definition of the term “Reserve Funds” is hereby deleted in its entirety and replaced with: “‘Reserve Funds’ shall mean, collectively, the Tax and Insurance Escrow Funds, the Rollover Reserve Funds, the Required Repair Funds, the Gas Company Reserve Funds, the Sidley Austin Reserve Funds, the Gas Company TI Allowance Reserve Funds, the Debt Service Reserve Funds and any other escrow fund established pursuant to the Loan Documents.”

(b) Cash Management – Section 2.7.

(i) Section 2.7.2(b)(iii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“(iii)           Third, payments, in such order as determined by Lender, in its sole discretion, to (a) the Rollover Reserve Funds in accordance with the terms and conditions of Section 7.4 hereof, (b) the Gas Company TI Allowance Reserve Funds in accordance with the terms and conditions of Section 7.8 hereof, (c) the Debt Service Reserve Funds in accordance with the terms and conditions of Section 7.9 hereof, and (d) the Sidley Austin Reserve Funds in accordance with the terms and conditions of Section 7.6 hereof;”

(c) Alterations – Section 5.1.21.

(i) The first parenthetical in the third sentence of Section 5.1.21 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

“(other than such amounts to be paid or reimbursed by tenants under the Leases or by disbursements from the Rollover Reserve Funds or the Gas Company TI Allowance Reserve Funds)”

(d) Reserve Funds – Article 7.

(i) Section 7.4.1(a) of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

“(a)           On the Closing Date, Borrowers shall deposit with Lender the amount of $4,000,000.00 to pay for Approved Leasing Expenses incurred by Borrowers after the date hereof.  On each Payment Date Borrowers shall pay to Lender the sum of $171,000.00, which amounts shall be deposited with and held by Lender for Approved Leasing Expenses incurred following the date hereof.  In addition, Borrowers shall pay to Lender for deposit with Lender those additional funds described in Section 7.4.1(b) hereof.  All such amounts so deposited shall hereinafter be referred to as the ‘Rollover Reserve Funds’ and the account in which such amounts are held shall hereinafter be referred to as the ‘Rollover Reserve Account’.”

(ii) The last sentence of Section 7.4.2 of the Loan Agreement is hereby deleted in its entirety, and replaced with the following:

“For so long as Gas Company Reserve Funds are on deposit with Lender, requests for disbursements to pay Approved Leasing Expenses for the Gas Company Space shall be made from the Gas Company Reserve Funds, and not from Rollover Reserve Funds; provided, however, that Gas Company Tenant Improvement Allowances shall be paid from the Gas Company TI Allowance Reserve Funds.”

(iii) Clause (a) of Section 7.5.1 of the Loan Agreement is hereby amended to delete “Gas Company shall not have exercised the extension option contained in the Gas Company Lease on or prior to May 8, 2010;” and replace it with the following:

“intentionally omitted;”

(iv) Clause (b) of Section 7.5.1 of the Loan Agreement is hereby amended to delete the following: “. . . (b) Gas Company vacates or gives notice of its intent to vacate the Gas Company Space or otherwise closes its business for any reason (other than during the period from the occurrence of a Casualty affecting the Tower Parcel through the date the damage to the Tower Parcel from such Casualty is restored and repaired), unless the long term unsecured debt rating of Gas Company (or if rated higher, the long term unsecured debt rating of any parent company of Gas Company providing a lease guaranty of the Gas Company Lease) is “BBB” or better or Gas Company has sublet all of the Gas Company Space for a term equal to the lesser of five (5) years or the remaining term of the Gas Company Lease, at a Full Service Gross Rent that is not less than the Full Service Gross Rent payable by Gas Company under the Gas Company Lease and such sublease shall otherwise be on such terms and conditions and demised to such subtenant or subtenants as shall be acceptable to Lender in its reasonable discretion and otherwise in compliance with the provisions of Section 5.1.20 hereof;” and replace it with the following:

“. . . (b) Gas Company vacates or gives notice of its intent to vacate the Gas Company Space or otherwise closes its business for any reason (other than during the period from the occurrence of a Casualty affecting the Tower Parcel through the date the damage to the Tower Parcel from such Casualty is restored and repaired), in each case unless the Gas Company Lease has not been terminated and remains in full force and effect and either (i) the long term unsecured debt rating of Gas Company (or if rated higher, the long term unsecured debt rating of any parent company of Gas Company providing a lease guaranty of the Gas Company Lease) is “BBB” or better or (ii) Gas Company has sublet all of the Gas Company Space for a term equal to the lesser of five (5) years or the remaining term of the Gas Company Lease, at a Full Service Gross Rent that is not less than the Full Service Gross Rent payable by Gas Company under the Gas Company Lease and such sublease shall otherwise be on such terms and conditions and demised to such subtenant or subtenants as shall be acceptable to Lender in its reasonable discretion and otherwise in compliance with the provisions of Section 5.1.20 hereof;”

(v) Clause (i) of the definition of “Gas Company Sweep Termination” contained in Section 7.5.1 of the Loan Agreement is hereby amended to delete “with respect to the Gas Company Trigger Event described in clause (a) above, Gas Company shall have exercised its option to extend the Gas Company Lease pursuant to and in accordance with the Gas Company Lease” and replace it with the following:

“intentionally omitted;”

(vi) The following provisions are hereby added to the Loan Agreement as Section 7.8 thereof:

“Section 7.8              Gas Company TI Allowance Reserve Funds.

7.8.1           Deposits to the Gas Company TI Allowance Reserve Funds

(a)           Beginning on the Payment Date occurring on July 9, 2010, and on each Payment Date thereafter, through and including the Payment Date occurring on March 11, 2011, Borrowers shall pay to Lender the sum of $817,590.00, which amounts shall be deposited with and held by Lender for payment or reimbursement of Gas Company Tenant Improvement Allowances.  Beginning on the Payment Date occurring on April 11, 2011, and on each Payment Date thereafter, through and including the

Payment Date occurring on November 11, 2011, Borrowers shall pay to Lender the sum of $79,173.00, which amounts shall be deposited with and held by Lender for payment or reimbursement of Gas Company Tenant Improvement Allowances.  Notwithstanding the immediately preceding sentence, in the event that the Gas Company does not exercise its option to add the additional “Hold Space” as provided in Section 1.2 of the Gas Company Lease on or before February 1, 2011 (and, as a result, the Gas Company’s option to add the additional “Hold Space” expires and is of no further force and effect, as evidenced by an Officer’s Certificate from Borrowers), then beginning on the Payment Date occurring on April 11, 2011, and on each Payment Date thereafter, through and including the Payment Date occurring on November 11, 2011, Borrowers shall (instead of the $79,173.00 set forth in the immediately preceding sentence) pay to Lender the sum of $5,654.75, which amounts shall be deposited with and held by Lender for payment or reimbursement of Gas Company Tenant Improvement Allowances.

(b)           Beginning on the Payment Date occurring on September 11, 2015, and on each Payment Date thereafter, Borrowers shall pay to Lender the sum of $469,400.00, which amounts shall be deposited with and held by Lender for the “Mid-Term Allowance” (as defined in the Gas Company Lease).  Notwithstanding the immediately preceding sentence, in the event that the Gas Company did not exercise its option to add the additional “Hold Space” (as evidenced by the Officer’s Certificate described in Section 7.8.1(a) above), then beginning on the Payment Date occurring on September 11, 2015, and on each Payment Date thereafter, Borrowers shall pay to Lender the sum of $435,500.00, which amounts shall be deposited with and held by Lender for the “Mid-Term Allowance” (as defined in the Gas Company Lease).  Notwithstanding anything to the contrary in this Section 7.8.1(b), the payments set forth in this Section 7.8.1(b) shall not be required during any period of “Free Rent” (as defined in the Gas Company Lease).  For the avoidance of doubt, Borrowers and Lender hereby agree that the relevant “Free Rent” periods shall be the month of October 2015 and the period starting with the month of April 2016 and running through the month of August 2016.

(c)           All amounts deposited with Lender under this Section 7.8.1 shall hereinafter be referred to as the “Gas Company TI Allowance Reserve Funds” and the account in which such amounts are held shall hereinafter be referred to as the “Gas Company TI Allowance Reserve Account”.  Gas Company TI Allowance Reserve Funds shall be disbursed and applied by Lender from time to time in accordance with Section 7.8.2 hereof.

7.8.2           Withdrawal of Gas Company TI Allowance Reserve Funds.

(a)           Provided that no Event of Default shall exist and remain uncured, then beginning on the Payment Date occurring in November 2011 (or earlier, if Gas Company has exercised its right to early disbursement of the Gas Company Tenant Improvement Allowances pursuant to Section 3.3 of Exhibit D to the Gas Company Lease, but in no event prior to March 1, 2011) Lender shall make disbursements from the Gas Company TI Allowance Reserve Funds (in no event in excess of the amount then on deposit in the Gas Company TI Allowance Reserve Account) collected pursuant to Section 7.8.1(a) above for the payment or reimbursement of Gas Company Tenant

Improvement Allowances paid by Tower Borrower pursuant to Section 3.1 of Exhibit D to the Gas Company Lease, as requested in writing by Borrowers, no more frequently than once per calendar month, in increments of no less than $25,000.00, within five (5) Business Days after delivery by Borrowers of Lender’s standard form of draw request accompanied by:  (a) copies of invoices furnished to Tower Borrower by Gas Company for work or labor performed and materials or supplies, together with any certificate provided by Gas Company’s designer, architect or engineer certifying that the work and materials have been furnished as indicated in such invoice, (b) an Officer’s Certificate for each Borrower (i) stating that the items to be funded by the requested disbursement are Gas Company Tenant Improvement Allowances, and a description thereof, (ii) stating that all tenant improvements at the applicable Property to be funded by the requested disbursement have been performed in a good and workmanlike manner and in accordance with all applicable Legal Requirements and the terms of the Gas Company Lease, (iii) identifying each Person that supplied materials or labor in connection with the tenant improvements to be funded by the requested disbursement, (iv) stating that each such Person has been paid in full or will be paid in full upon such disbursement for work or services completed and/or materials furnished, and invoiced, (v) stating that the Gas Company Tenant Improvement Allowances to be funded have not been the subject of a previous disbursement, (vi) stating that all previous disbursements of Gas Company TI Allowance Reserve Funds have been used to pay the previously identified Gas Company Tenant Improvement Allowances, and (vii) stating that all outstanding Gas Company Tenant Improvement Allowances that have been requested by Gas Company, in accordance with the Gas Company Lease have been paid in full or will be paid for in full from the requested disbursement, (c) any verification, reports and lien waivers and releases (conditional and unconditional as appropriate), if applicable, or other evidence of payment satisfactory to Lender and the Title Company from all contractors, subcontractors and materialmen furnishing materials and/or services in connection with the requested payment, and (d) such other evidence as Lender shall reasonably request to demonstrate that the Gas Company Tenant Improvement Allowances to be funded by the requested disbursement have been completed and are paid for or will be paid upon such disbursement to Borrowers.  Notwithstanding the foregoing, in the event that any of the documentation set forth in the foregoing sentence is obtainable only from Gas Company, and the Gas Company is not required to provide such documentation to Tower Borrower pursuant to the terms of the Gas Company Lease (and does not in fact provide such documentation to Tower Borrower) (any such documentation, an “Undeliverable Item”), then Borrowers shall, in lieu of such Undeliverable Item, submit an Officer’s Certificate (i) specifically describing such Undeliverable Item, (ii) certifying that such Undeliverable Item is obtainable only from Gas Company, (iii) certifying that Gas Company is not required to provide such Undeliverable Item pursuant to the terms of the Gas Company Lease, (iv) certifying that Tower Borrower has nonetheless requested such Undeliverable Item and used commercially reasonable efforts to obtain the same, and (v) certifying that pursuant to the terms of the Gas Company Lease, Tower Borrower is unconditionally obligated to pay the applicable Gas Company Tenant Improvement Allowances to the Gas Company.  Notwithstanding anything to the contrary in this Section 7.8.2(a), the parties hereby acknowledge that, pursuant to Section 3.1 of Exhibit D to the Gas Company Lease, subject to the conditions set forth in the Gas Company Lease, Gas

Company shall be entitled to receive as a cash payment any remaining undisbursed amounts of the Gas Company Tenant Improvement Allowances that are not disbursed within six (6) months after the “Commencement Date” (as defined in the Gas Company Lease), and therefore such disbursement of remaining amounts of the Gas Company Tenant Improvement Allowances (if any) may not pertain to specific improvement costs incurred by Gas Company.  Any disbursement by Lender hereunder in excess of $25,000.00 and not already paid for by Borrowers shall be made by joint check, payable to Borrowers and Gas Company (or the applicable party designated by Gas Company, to whom payment is due in connection with such disbursement).  Lender may require an inspection of the Gas Company Space at Borrowers’ expense prior to making a disbursement in order to verify compliance with the requirements of this Section 7.8.2.  Within ten (10) Business Days following the disbursement of the final Gas Company Tenant Improvement Allowances payment to Borrowers, Borrowers shall furnish to Lender a written confirmation from Gas Company, confirming that the entire “Tenant Improvement Allowance” (as defined in the Gas Company Lease) has been paid in full by Borrowers.  Following such written confirmation, any amounts remaining in the Gas Company TI Allowance Reserve Account collected pursuant to Section 7.8.1(a) hereof (if any) shall be transferred to the Rollover Reserve Account, and held by Lender as Rollover Reserve Funds, provided, however, that if Borrowers so request, in writing and simultaneously with the furnishing of such written confirmation, Lender shall instead transfer such amounts (if any) to the Debt Service Reserve Account and such funds shall be held as Debt Service Reserve Funds.  For the avoidance of doubt, no such transfer to the Debt Service Reserve Account shall reduce or offset any future obligation of Borrowers to make deposits into the Debt Service Reserve Account pursuant to Section 7.9.1 hereof.

(b)           Amounts collected by Lender pursuant to Section 7.8.1(b) above, shall be held, subject to Section 7.7(a) hereof, by Lender for the payment of the “Mid-Term Allowance” (as defined in the Gas Company Lease), and Borrowers shall not be entitled to any disbursements of such amounts, provided that on the Maturity Date, if the Loan and any other amounts then due are repaid in full and the Borrowers otherwise perform in full all Obligations, and provided that no Default or Event of Default then exists, then Borrowers shall be entitled, upon request and at their expense, to the return, in accordance with Section 5.4 of the Cash Management Agreement, of any funds collected pursuant to Section 7.8.1(b) above and not yet disbursed or applied by Lender.  For the avoidance of doubt, funds held in the Gas Company TI Allowance Reserve Account shall not be available to pay any “Expansion Space Allowance” (as defined in the Gas Company Lease).”

(vii) The following provisions are hereby added to the Loan Agreement as Section 7.9 thereof:

“Section 7.9              Debt Service Reserve Funds.

7.9.1           Deposits to the Debt Service Reserve Funds.  Beginning on the Payment Date occurring on April 11, 2011, and on each Payment Date thereafter, through and including the Payment Date occurring on March 11, 2014, Borrowers shall pay to

Lender the sum of $58,550.00, which amounts shall be deposited with and held by Lender for shortfalls in the payment of Debt Service and other amounts due to Lender under the Loan Documents.  All such amounts so deposited shall hereinafter be referred to as the “Debt Service Reserve Funds” and the account in which such amounts are held shall hereinafter be referred to as the “Debt Service Reserve Account”.  Debt Service Reserve Funds shall be disbursed and applied by Lender from time to time in accordance with Section 7.9.2 hereof.

7.9.2           Withdrawal of Debt Service Reserve Funds.  Provided that no Event of Default shall exist and remain uncured, to the extent that the Cash Management Account does not contain sufficient funds to pay the monthly Debt Service payment in full, together with any payments required to be made to any Reserve Funds and any other amounts then due and payable to Lender on any Payment Date, the Debt Service Reserve Funds shall be applied in an amount determined by Lender (which determination by Lender shall be final), necessary to pay in full any monthly Debt Service payment and any other amounts due to Lender and payable on such Payment Date.  Borrowers agree and acknowledge that the insufficiency of funds then on deposit in the Debt Service Reserve Account shall not relieve or otherwise limit Borrowers’ obligation to pay any Debt Service payment, any payments required to be made to any Reserve Funds or any other amounts then due and payable pursuant to the terms of this Agreement.”

4. Other Provisions Regarding the Loan Agreement.

(a) Without in any way limiting Borrower’s obligations under the Loan Agreement, Borrower hereby covenants and agrees: (i) to forward to Lender, immediately upon receipt, copies of any notices delivered by Gas Company under Section 9.3 of the Gas Company Lease; (ii) that any failure to make repairs and/or perform maintenance in a timely manner that Borrower is required to make and/or perform under the Gas Company Lease, shall constitute an Event of Default pursuant to Section 8.1(a)(xiv) of the Loan Agreement (subject to any applicable notice and cure periods set forth therein); (iii) to forward to Lender, immediately upon receipt, copies of any invoices delivered by Gas Company under Section 9.3 of the Gas Company Lease; (iv) that any failure by Borrower, within the time period set forth in the Gas Company Lease, to either pay such invoices or deliver to Gas Company a detailed written objection as set forth in the Gas Company Lease, shall constitute an Event of Default pursuant to Section 8.1(a)(xiv) of the Loan Agreement (subject to any applicable notice and cure periods set forth therein); and (v) any failure by Borrower to pay an initial judgment in favor Gas Company, as set forth in the second paragraph of Section 9.3 of the Gas Company Lease, shall constitute an Event of Default pursuant to Section 8.1(a)(xiv) of the Loan Agreement (subject to any applicable notice and cure periods set forth therein) unless Borrower is then diligently pursuing an appeal of such initial judgment.  Without in any way limiting Borrower’s obligations under the Loan Agreement, Borrower hereby further acknowledges and agrees that any failure by Borrower to pay any leasing commission or broker’s commission in connection with the Gas Company Lease, as and when due, shall constitute an Event of Default pursuant to Section 8.1(a)(xiv) of the Loan Agreement (subject to any applicable notice and cure periods set forth therein).

(b) The parties hereto acknowledge and agree that any leasing commissions and/or broker’s commissions paid or payable at any time in connection with the leasing of the “Initial Space” (as defined in the Amended Lease) or the “Hold Space” (as defined in the Amended Lease) are not, and shall not be deemed to be, “Approved Leasing Expenses” for the purposes of the Loan Agreement, and Borrowers shall not be entitled to request disbursements from the Rollover Reserve Account for the payment of any such leasing commissions and/or broker’s commissions.  For the sake of clarity and avoidance of doubt, the Borrowers may request disbursements from the Rollover Reserve to pay leasing commissions and/or broker’s commissions (if any) payable in connection with any expansion right (other than the “Hold Space Option,” as defined in the Amended Lease) or right of first refusal on vacant space (if any) pursuant to the Amended Lease, to the extent such leasing commissions and/or broker’s commissions otherwise satisfy the definition of Approved Leasing Expenses.

5. Amendment to Cash Management Agreement.

(a) Definitions.

(i) The following defined terms are hereby added to Section 1.1 of the Cash Management Agreement:

(A) “Debt Service Reserve Account” shall have the meaning set forth in Section 2.1(i).

(B) “Gas Company TI Allowance Reserve Account” shall have the meaning set forth in Section 2.1(h).

(ii) The following defined terms are hereby deleted in their entirety from Section 1.1 of the Cash Management Agreement, and replaced with the definitions set forth below:

(A) The definition of the term “Accounts” is hereby deleted in its entirety and replaced with: “‘Accounts’ shall mean, collectively, the Lockbox Accounts, the Required Repair Account, the Tax and Insurance Escrow Account, the Debt Service Account, the Gas Company Reserve Account, the Sidley Austin Reserve Account, the Rollover Reserve Account, the Gas Company TI Allowance Reserve Account and the Debt Service Reserve Account.”

(B) The definition of the term “Reserve Accounts” is hereby deleted in its entirety and replaced with: “‘Reserve Accounts’ shall mean, collectively, the Tax and Insurance Escrow Account, the Required Repair Account, the Debt Service Account, the Rollover Reserve Account, the Gas Company Reserve Account, the Sidley Austin Reserve Account, the Gas Company TI Allowance Reserve Account, the Debt Service Reserve Account and any other reserve accounts established pursuant to the Loan Documents.”

(b) Establishment of Accounts – Section 2.1.

(i) Section 2.1 of the Cash Management Agreement is hereby amended to insert the following provisions immediately after clause (g) thereof:

“(h)           An Eligible Account (the “Gas Company TI Allowance Reserve Account”) into which Borrowers shall deposit, or cause to be deposited, the sums required to be deposited hereunder pursuant to Section 3.3 hereof and Sections 2.7.2(b)(iii) and 7.8 of the Loan Agreement;

(i) An Eligible Account (the “Debt Service Reserve Account”) into which Borrowers shall deposit, or cause to be deposited, the sums required to be deposited hereunder pursuant to Section 3.3 hereof and Sections 2.7.2(b)(iii) and 7.9 of the Loan Agreement; and”

6. Consent to Amended Lease.  Subject to the satisfaction of the conditions set forth herein, and performance of the obligations contained herein, Lender hereby consents to the Borrower’s execution of the Amended Lease.

7. Consent and Ratification of Guarantor.  Guarantor hereby consents to and acknowledges this Amendment and hereby represents, warrants, covenants, agrees and confirms that (a) any and all documents entered into in connection with the modifications contemplated in this Amendment, do not and shall not impair, reduce or adversely affect the nature of the obligations of Guarantor under the Guaranty, (b) the Guaranty and the obligations of Guarantor contained in the Guaranty are hereby ratified and confirmed, and are continuing and remain in full force and effect, (c) this reaffirmation of the Guaranty is for the benefit of Lender, and (d) Guarantor has no offset, defense or claim against Lender, its subsidiaries and affiliates, and each of their respective servicers, former and present officers, employees, directors, shareholders, alter egos, affiliates, partners, representatives, agents, attorneys, successors and assigns which arise out of, concern, pertain, or relate in any way to the Loan, the Guaranty, the Loan Documents or this Amendment.

8. Consent and Ratification of Manager.  Manager hereby consents to and acknowledges this Amendment and hereby represents, warrants, covenants, agrees and confirms that (a) the Loan Documents to which it is a party and the obligations of Manager contained in the Loan Documents are hereby ratified and confirmed, and are continuing and remain in full force and effect, and (b) Manager has no offset, defense or claim against Lender, its subsidiaries and affiliates, and each of their respective servicers, former and present officers, employees, directors, shareholders, alter egos, affiliates, partners, representatives, agents, attorneys, successors and assigns which arise out of, concern, pertain, or relate in any way to the Loan, the Loan Documents or this Amendment.

9. Ratification.  Borrower hereby represents, warrants, covenants, agrees and confirms that (a) the terms, conditions and provisions of the Loan Agreement, Notes, Deed of Trust and the other Loan Documents and the obligations of Borrower thereunder remain in full force and effect, and are ratified and confirmed, and are continuing and remain in full force and effect, and (b) Borrower has no offset, defense or claim against Lender, its subsidiaries and affiliates, and each of their respective servicers, former and present officers, employees, directors, shareholders, alter egos, affiliates, partners, representatives, agents, attorneys, successors and assigns which arise out of, concern, pertain, or relate in any way to the Loan, the Loan Documents or this Amendment.

10. No Waiver of Rights.  By entering into this Amendment, Borrower agrees that Lender is not waiving, releasing or relinquishing any claim, remedy, benefit or other right under any of the Loan Documents or at law or in equity which may now exist or which may subsequently arise.

11. Defined Terms.  Unless otherwise defined in this Amendment, capitalized terms defined in the Loan Agreement shall have their defined meanings when used herein.

12. Loan Documents.  For the avoidance of doubt, the parties hereto acknowledge and agree that this Amendment shall be one of the “Loan Documents” as defined in the Loan Agreement, for all purposes under the Loan Agreement, the Notes, the Deed of Trust and the other Loan Documents.  From and after the date hereof, all references, in any of the Loan Documents, to the Loan Agreement and/or Cash Management Agreement shall be deemed to refer to the Loan Agreement and/or Cash Management Agreement as modified by this Amendment.

13. Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

14. Successors and Assigns.  This Amendment shall inure to the benefit of and be binding upon each Borrower, Manager, Guarantor and Lender, and their respective successors and assigns.

15. Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

LENDER:

BANK OF AMERICA, NATIONAL ASSOCIATION,
as successor by merger to LaSalle Bank, National Association, as trustee for the registered holders of J.P. Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8 Commercial Mortgage Pass-Through Certificates, Series 2006-LDP8

By:
Wells Fargo Bank, National Association, Master Servicer No. 1 under the Pooling and Servicing Agreement dated as of September 1, 2006, among J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP., Depositor, WELLS FARGO BANK, N.A., Master Servicer No. 1, MIDLAND LOAN SERVICES, INC., Master Servicer No. 2, J.E. ROBERT COMPANY, INC., Special Servicer, and BANK OF AMERICA, NATIONAL ASSOCIATION, as successor by merger to LASALLE BANK, NATIONAL ASSOCIATION, Trustee

By:	/s/ DEBRA RUDDER Name: Debra Rudder Title: Vice President

BORROWER:

MAGUIRE PROPERTIES – 555 W. FIFTH, LLC,
a Delaware limited liability company

By:	/s/ NELSON C. RISING Name: Nelson C. Rising Title: President & Chief Executive Officer

MAGUIRE PROPERTIES – 350 S. FIGUEROA, LLC,
a Delaware limited liability company

By:	/s/ NELSON C. RISING Name: Nelson C. Rising Title: President & Chief Executive Officer

MANAGER:

MPG OFFICE, L.P.
(f/k/a Maguire Properties, L.P.), a Maryland limited
partnership

By:	MPG Office Trust, Inc. (f/k/a Maguire Properties, Inc.), a Maryland corporation, its general partner

By:	/s/ NELSON C. RISING Name: Nelson C. Rising Title: President & Chief Executive Officer

GUARANTOR:

MPG OFFICE, L.P.
(f/k/a Maguire Properties, L.P.), a Maryland limited
partnership

By:	MPG Office Trust, Inc. (f/k/a Maguire Properties, Inc.), a Maryland corporation, its general partner
By:	/s/ NELSON C. RISING Name: Nelson C. Rising Title: President & Chief Executive Officer